Accounts Receivable	6 Months Ended
Jun. 30, 2026
Accounts Receivable [Abstract]
Accounts Receivable
3.	Accounts Receivable

	As of
	June 30, 2026	December 31, 2025
Accounts receivable from third parties	$2,297,923	$2,210,843
Accounts receivable from related parties	1,442	5,430
Less: Allowance for credit losses	(652,354)	(663,748)
	$1,647,011	$1,552,525

The balance includes receivables totaling $389,911 and $392,410 as of June 30, 2026 and December 31, 2025, respectively, from two customers, which are currently subject to civil proceedings for recovery. As of the reporting date, the legal process is still at an early stage. Due to the uncertainty surrounding the recoverability of these receivables, management has recognized a full allowance for credit losses against these amounts.